UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 7, 2010

CELANESE CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-32410 (Commission File Number)	98-0420726 (IRS Employer Identification No.)

1601 West LBJ Freeway, Dallas, Texas 75234-6034

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 443-4000

Not Applicable

 (Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 7, 2010, Celanese Corporation (the “Company”) issued a press release announcing that its wholly-owned subsidiary, Celanese US Holdings LLC (the “Issuer”), intends to offer, pursuant to an exemption from registration under the Securities Act of 1933, as amended, approximately $400 million in aggregate principal amount of senior unsecured notes due 2018.  The Company intends to use the net proceeds from the offering to retire existing senior secured credit facility indebtedness.  A copy of the press release is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and is incorporated herein by reference solely for purposes of this Item 7.01 disclosure.

On September 7, 2010, the Company also issued a press release announcing that the Issuer is seeking the consent of lenders to amend its existing senior credit facility, which consists of $2,280 million of US dollar-denominated and €400 million of Euro-denominated term loans due 2014, a $600 million revolving credit facility terminating in 2013 and a $228 million credit-linked revolving facility terminating in 2014.  The proposed amendment would, among other things, amend certain terms and conditions of the credit facilities and extend (i) the maturity of a portion of the existing term loans to October 2016 and (ii) the maturity of a portion of the existing revolving credit facilities to October 2015.  A copy of the press release is attached to this Current Report as Exhibit 99.2 and is incorporated herein by reference solely for purposes of this Item 7.01 disclosure.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated September 7, 2010*
99.2	Press Release dated September 7, 2010*

*
In connection with the disclosure set forth in Item 7.01, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Celanese Corporation

By:	/s/ Alexander M Ludlow
Name: Alexander M Ludlow
Title: Senior Counsel and Assistant Corporate Secretary

Date: September 7, 2010

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated September 7, 2010*
99.2	Press Release dated September 7, 2010*

*
In connection with the disclosure set forth in Item 7.01, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.